SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2010

IMPERIAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

TEXAS	000-16674	74-0704500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE IMPERIAL SQUARE P. O. BOX 9 SUGAR LAND, TEXAS	77487
(Address of principal executive offices)	(Zip Code)

(281) 491-9181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 25, 2010, the District Court of Harris County, Texas entered an Order Preliminarily Approving Derivative Settlement and Providing For Notice (the “Order”) in Delaney v. Sheptor, et al., Cause No. 2009-03145 (Dist. Ct. Tex.). The Order preliminarily approved settlement of Delaney in accordance with the Stipulation of Settlement (the “Stipulation”) filed August 5, 2010 and approved distribution of the Notice of Settlement as provided in the Stipulation. The hearing previously scheduled for October 18, 2010 seeking final approval of the Stipulation has been rescheduled to October 19, 2010 by an Amended Notice of Resetting of Oral Hearing, dated September 28, 2010.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Notice of Settlement of Derivative Action, Hearing Thereon, and Right to Appear

99.2	Amended Notice of Rehearing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL SUGAR COMPANY

Date: October 4, 2010	By:	/s/ H. P. MECHLER
H. P. Mechler
Senior Vice President and Chief Financial Officer